UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2002



                           AQUACELL TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                           Commission File No. 1-16165


       Delaware                                        33-0750453
(State of Incorporation)                   (IRS Employer Identification Number)

      10410 Trademark Street
       Rancho Cucamonga, CA                                   91730
(Address of Principal Executive Offices)                   (Zip Code)


                                 (909) 987-0456
                     (Telephone Number, Including Area Code)

Item 4.   Change in Registrant's Certifying Accountant

     (a) On February 5, 2002, the Company dismissed Richard A. Eisner & Company, LLP. as its certifying independent accountant. The accountant's reports on the Company's financial statements for each of the past two fiscal years ended June 30, 2000 and June 30, 2001 respectively, did not contain an adverse opinion or disclaimer of opinion, nor was either report qualified or modified in any manner.

          The decision to change accountants was recommended by the Company's audit committee.

          During the registrant's two most recent fiscal years and the subsequent interim period, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     (b) On February 5, 2002 the Company retained Wolinetz, Lafazan & Company, PC. as its certifying accountant.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.
          Letter from Richard A. Eisner & Company, LLP


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   February 12, 2002


                                        AquaCell Technologies, Inc.
                                        --------------------------------
                                                Registrant



                                        /s/ Gary S. Wolff
                                        ---------------------------------
                                        Gary S. Wolff
                                        Chief Financial Officer

February 12, 2002



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:


We have read Item 4 of Form 8-K filed February 12, 2002, of Aquacell Technologies, Inc. and are in agreement with the statements regarding our firm. We performed limited procedures pursuant to Statement on Auditing Standards Nos. 71 and 90 with respect to the interim financial information in the Form 10-QSB for the quarter ended September 30, 2001. However, we have not conducted a review of interim financial information for any period subsequent to September 30, 2001. We have no basis to agree or disagree with the statement of the registrant regarding Wolinetz, Lafazan & Company, PC.

Very truly yours,




Richard A. Eisner & Company, LLP